                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                            BRISTOL HOTELS & RESORTS
                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED MARCH 6, 2000
                                       OF
                            BHR NORTH AMERICA, INC.
                    AN INDIRECT, WHOLLY OWNED SUBSIDIARY OF
                                    BASS PLC

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON
              FRIDAY, MARCH 31, 2000, UNLESS THE OFFER IS EXTENDED

                        THE DEPOSITARY FOR THE OFFER IS:
                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

          BY MAIL:                BY OVERNIGHT DELIVERY:                BY HAND:
        P.O. Box 3301               85 Challenger Road          120 Broadway, 13th Floor
 South Hackensack, NJ 07606           Mail Drop-Reorg              New York, NY 10271
    Attn: Reorganization         Ridgefield Park, NJ 07660        Attn: Reorganization
          Department               Attn: Reorganization                Department
                                        Department

                                 BY FACSIMILE TRANSMISSION
                                (FOR ELIGIBLE INSTITUTIONS
                                          ONLY):
                                      (201) 296-4293

                                   CONFIRM BY TELEPHONE:
                                      (201) 296-4860

                            ------------------------

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

                         DESCRIPTION OF SHARES TENDERED

  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                     SHARES TENDERED
            (PLEASE FILL IN, IF BLANK)                     (ATTACH ADDITIONAL LIST IF NECESSARY)
                                                                   TOTAL NUMBER OF SHARES   NUMBER OF
                                                     CERTIFICATE       REPRESENTED BY         SHARES
                                                     NUMBER(S)*       CERTIFICATE(S)*       TENDERED**

                                                        TOTAL
                                                       SHARES
*   Need not be completed by stockholders tendering by book-entry transfer.
**  Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

/ /  CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN.
   SEE INSTRUCTION 8.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be used either if certificates for Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedure described under "Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase (as defined below). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH THE BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    Stockholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described under "Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase. See Instruction 2.

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution ______________________________________________

    Account No. ________________________________ at The Depository Trust Company

    Transaction Code No. _______________________________________________________

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

    Name(s) of Registered Stockholder(s) _______________________________________

    Date of Execution of Notice of Guaranteed Delivery _________________________

    Name of Institution which Guaranteed Delivery ______________________________

    If delivery is by book-entry transfer:

        Name of Tendering Institution __________________________________________

        Account No. ____________________________ at The Depository Trust Company

        Transaction Code No. ___________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to BHR North America, Inc., a Delaware corporation (the "Purchaser") and an indirect, wholly owned subsidiary of Bass PLC ("Parent"), the above-described shares of common stock, par value $0.01 per share (the "Shares"), of Bristol Hotels & Resorts, a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in Purchaser's Offer to Purchase dated March 6, 2000 (the "Offer to Purchase") and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged. The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

    Upon the terms and subject to the terms and conditions of the Offer and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after February 28, 2000) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Share Certificates (and all such other Shares or securities), or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (b) present such Shares (and all such other Shares or securities) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

    The undersigned hereby irrevocably appoints Thomas Arasi, John T. Sweetwood and James L. Kacena and each of them, in their respective capacities as officers of Purchaser, as the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of any vote or other action (and any and all other Shares or other securities issued or issuable in respect thereof on or after February 28, 2000), at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such other Shares or securities), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after February 28, 2000) and that when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or securities).

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase under "Procedure for Accepting the Offer and Tendering Shares" and in the instructions hereto will constitute an agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

    Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered". Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions", please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered". In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not purchase any of the Shares tendered hereby.

--------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS

                        (SEE INSTRUCTIONS 1, 6, 7 AND 9)

     To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any applicable withholding tax) or Share Certificates not tendered or not purchased are to be issued in the name of someone other than the undersigned.

 Issue    / /  check
         / /  certificates to:
          _____________________________________________________________________
 Name(s) ______________________________________________________________________
                                 (PLEASE PRINT)

 ______________________________________________________________________________
 ______________________________________________________________________________
 Address ______________________________________________________________________
 ______________________________________________________________________________
                                                                  (ZIP CODE)

 ______________________________________________________________________________
                            (TAX IDENTIFICATION NO.)
-------------------------------------------------------

-------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS

                         (SEE INSTRUCTIONS 6, 7 AND 9)

     To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any applicable withholding tax) or Share Certificates not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

 Mail    / /  check
         / /  certificates to:
          _____________________________________________________________________

 Name(s) ______________________________________________________________________
                                 (PLEASE PRINT)

 ______________________________________________________________________________

 ______________________________________________________________________________

 Address ______________________________________________________________________

 ______________________________________________________________________________
                                                                  (ZIP CODE)

-------------------------------------------------------

--------------------------------------------------------------------------------

                                   SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W- 9 BELOW)

  ____________________________________________________________________________

  ____________________________________________________________________________
                             Signature(s) of Owners

  Dated
  Name(s) ____________________________________________________________________
                                 (PLEASE PRINT)

  Capacity (full title) ______________________________________________________

  Address ____________________________________________________________________
                               (INCLUDE ZIP CODE)

  Daytime Area Code and
  Telephone Number ___________________________________________________________

  (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURES(S)
                    (IF REQUIRED; SEE INSTRUCTIONS 1 AND 5)

  Name of Firm _______________________________________________________________

  Authorized Signature _______________________________________________________

  Dated ______________________________________________________________________

--------------------------------------------------------------------------------

                PAYER: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

----------------------------------------------------------------------------------------------------------------------
         SUBSTITUTE             PART I TAXPAYER IDENTIFICATION NO.--FOR ALL ACCOUNTS  PART II     FOR PAYEES EXEMPT
          FORM W-9                                                                                FROM BACKUP
                                                                                                  WITHHOLDING
                                                                                                  (SEE ENCLOSED
                                                                                                  GUIDELINES)
                                ----------------------------------------------------
 DEPARTMENT OF THE TREASURY     Enter your taxpayer               ---------------
 INTERNAL REVENUE SERVICE       identification number in the      SOCIAL SECURITY
                                appropriate box. For most              NUMBER
 PAYER'S REQUEST FOR            individuals and sole                     OR
 TAXPAYER IDENTIFICATION NO.    proprietors, this is your         ---------------
                                Social Security Number.               EMPLOYER
                                For other entities, it is your     IDENTIFICATION
                                Employer Identification                NUMBER
                                Number. If you do not have a
                                number, see "How to Obtain a
                                TIN" in the enclosed
                                GUIDELINES.
                                Note: If the account is in
                                more than one name, see the
                                chart in the enclosed
                                GUIDELINES to determine what
                                number to enter.
----------------------------------------------------------------------------------------------------------------------
 CERTIFICATION --Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future);

 (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

 (3) Any information provided on this form is true, correct and complete.

 Note: You must cross out item(2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

           SIGNATURE ------------------------------             DATE ------------------------
 ---------------------------------------------------------------------------------------------------------------------

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Associations, Inc. (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instructions 5 and 7.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in "Procedure for Accepting the Offer and Tendering Shares" in the Offer to Purchase. Share Certificates evidencing all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase). Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described under "Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary by the Expiration Date and (c) the Share Certificates evidencing all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as described under "Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of their Shares.

    3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

    4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

    6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES EVIDENCING THE SHARES TENDERED HEREBY.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered," the appropriate boxes on this Letter of Transmittal must be completed. All such Shares tendered hereby by book-entry transfer and not purchased will be returned by crediting the account at the Book-Entry Transfer Facility from which such Shares were delivered.

    8. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly contact the American Stock Transfer & Trust Company, which is the Company's transfer agent, by calling (212) 936-5100. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

    9. SUBSTITUTE FORM W-9. Under the federal income tax laws, the Depositary will be required to withhold 31% of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the Depositary with such stockholder's or payee's correct taxpayer identification number or social security number and certify that such stockholder or payee is not subject to backup withholding by completing the Substitute Form W-9 set forth above. In general, if a stockholder or payee is an individual, the taxpayer identification number is the Social Security Number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain stockholders or payees (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a stockholder or payee qualifies as an exempt recipient, such stockholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one, and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9. Stockholders who are non-resident aliens or foreign entities not subject to backup withholding must complete a Form W-8BEN (Certificate of Foreign Status) (and not a Substitute Form W-9) and give the Depositary a completed Form W-8BEN prior to the receipt of any payments to avoid backup withholding. Such Form W-8BEN may be obtained from the Depositary.

    Failure to complete the Substitute Form W-9 will not, by itself, cause Shares or Share Certificates to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent at the address or telephone number set forth below.

                           THE INFORMATION AGENT IS:

                            MacKenzie Partners, Inc.

                                156 Fifth Avenue
                               New York, NY 10010
                                 (212) 929-5500
                                       or
                         Call Toll Free: (800) 322-2885